UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 4, 2021, the Company held its annual meeting of stockholders in a virtual format. Of the 505,772,000 shares outstanding and entitled to vote, 444,137,857 shares were represented at the meeting, constituting a quorum of approximately 88%. The following is a summary of the matters voted on at the meeting.

(a)	The twelve nominees for director were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
José (Joe) Almeida	379,377,379	26,270,347	3,079,417	35,410,714
Thomas F. Chen	396,836,098	11,092,631	798,414	35,410,714
John D. Forsyth	377,622,636	30,304,696	799,811	35,410,714
Peter S. Hellman	384,618,533	23,301,603	807,007	35,410,714
Michael F. Mahoney	396,604,616	11,323,610	798,917	35,410,714
Patricia B. Morrison	405,774,030	2,185,723	767,390	35,410,714
Stephen N. Oesterle	400,141,208	7,767,900	818,035	35,410,714
Cathy R. Smith	404,363,910	3,599,948	763,285	35,410,714
Thomas T. Stallkamp	384,283,324	23,640,734	803,085	35,410,714
Albert P.L. Stroucken	385,357,618	22,607,695	761,830	35,410,714
Amy A. Wendell	406,406,192	1,499,783	821,168	35,410,714
David S. Wilkes	406,416,101	1,511,244	799,798	35,410,714

(b)	By the following vote, stockholders approved, on an advisory basis, the 2020 compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
372,124,431	35,259,771	1,342,941	35,410,714

(c)	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 was ratified by the following vote:

For	Against	Abstain
405,409,050	37,796,980	931,827

(d)	By the following vote, stockholders approved the Company’s 2021 Incentive Plan:

For	Against	Abstain	Broker Non-Votes
383,079,044	23,851,194	1,796,905	35,410,714

(e)	By the following vote, stockholders approved an amendment and restatement of the Company’s Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
405,757,779	1,466,495	1,502,869	35,410,714

(f)	By the following vote, stockholders approved the stockholder proposal relating to the right to act by written consent:

For	Against	Abstain	Broker Non-Votes
218,948,599	187,582,031	2,196,513	35,410,714

(g)	By the following vote, stockholders did not approve the stockholder proposal relating to an independent board chairman:

For	Against	Abstain	Broker Non-Votes
112,341,311	295,015,821	1,370,011	35,410,714

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2021

BAXTER INTERNATIONAL INC.

/s/ Ellen K. Bradford
By:	Ellen K. Bradford
Senior Vice President, Associate General Counsel and Corporate Secretary